UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2008

The Management Network Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-27617 (Commission File Number)	48-1129619 (I.R.S. Employer Identification No.)

7300 College Boulevard, Suite 302

Overland Park, Kansas 66210

(Address of principal executive offices)(Zip Code)

(913) 345-9315

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On June 11, 2008, The Management Network Group, Inc., (the “Company”) entered into a Stock Purchase Agreement with Potomac Capital International Ltd., a British Virgin Islands company (“Potomac International”), Potomac Capital Partners LP, a Delaware limited partnership (“PCMLP”), Pleiades Investment Partners-R LP, a Delaware limited partnership (“Pleiades,” together with PCMLP and Potomac International, the “Potomac Sellers”), Potomac Capital Management LLC, a New York limited liability company (“Potomac LLC”), Potomac Capital Management, Inc., a New York corporation (“PCM”) and Paul J. Solit (“Solit”) (Potomac Sellers, together with Potomac LLC, PCM and Solit, the “Potomac Group”), pursuant to which the Company repurchased 1,000,000 shares of its common stock from the Potomac Sellers at a price of $1.60 per share.

The following day, the Company entered into a substantially similar Stock Purchase Agreement with Riley Investment Partners Master Fund LP, a Cayman Islands limited partnership (“Riley LP”), Riley Investment Management, LLC., a Delaware limited liability company (“RIM”) and Bryant R. Riley (“Riley,” together with Riley LP and RIM, the “Riley Group”), pursuant to which the Company repurchased 1,000,000 shares of its common stock from Riley LP at a price of $1.60 per share.

In connection with the transactions, the Company entered into Standstill Agreements with each of the Potomac Group and the Riley Group, pursuant to which the members of the Potomac Group and the Riley Group agreed for a period of two years not to, among other things, acquire any voting securities of the Company, form or join in a group with other stockholders, effect or encourage a tender offer or business combination involving the Company or any of its subsidiaries, or take other actions seeking to control or influence the management, Board of Directors or policies of the Company.

The foregoing summary is qualified in its entirely by reference to the full text of (i) the Stock Purchase Agreements, copies of which are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively and are incorporated herein by reference and (ii) the Standstill Agreements, copies of which are attached hereto as Exhibit 10.3 and Exhibit 10.4, respectively and are incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On June 12, 2008, the Company issued a press release announcing that it had repurchased an aggregate of 2,000,000 shares of its common stock, par value $.001 per share, in privately negotiated transactions. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.

The information in this Item 7.01 and Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth in such filing.

Item 9.01      Financial Statements and Exhibits.

(d)	Exhibits.
Exhibit No.	Description
10.1

Stock Purchase Agreement by and among the Company, Potomac Capital International Ltd., Potomac Capital Partners LP, Pleiades Investment Partners-R LP, Potomac Capital Management LLC, Potomac Capital Management, Inc. and Paul J. Solit dated June 11, 2008

10.2	Stock Purchase Agreement by and among Riley Investment Partners Master Fund, L.P., Riley Investment Management, LLC., and Bryant R. Riley dated June 12, 2008
10.3

Standstill Agreement by and among the Company, Potomac Capital International Ltd., Potomac Capital Partners LP, Pleiades Investment Partners-R LP, Potomac Capital Management LLC, Potomac Capital Management, Inc. and Paul J. Solit dated June 11, 2008

10.4	Standstill Agreement by and among Riley Investment Partners Master Fund, L.P., Riley Investment Management, LLC., and Bryant R. Riley dated June 12, 2008
99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MANAGEMENT NETWORK GROUP, INC.

By:	/s/ Donald E. Klumb
Donald E. Klumb Vice President and Chief Financial Officer

Date: June 12, 2008

Exhibit Index.

10.1

Stock Purchase Agreement by and among the Company, Potomac Capital International Ltd., Potomac Capital Partners LP, Pleiades Investment Partners-R LP, Potomac Capital Management LLC, Potomac Capital Management, Inc. and Paul J. Solit dated June 11, 2008

10.2	Stock Purchase Agreement by and among Riley Investment Partners Master Fund, L.P., Riley Investment Management, LLC., and Bryant R. Riley dated June 12, 2008
10.3

Standstill Agreement by and among the Company, Potomac Capital International Ltd., Potomac Capital Partners LP, Pleiades Investment Partners-R LP, Potomac Capital Management LLC, Potomac Capital Management, Inc. and Paul J. Solit dated June 11, 2008

10.4	Standstill Agreement by and among Riley Investment Partners Master Fund, L.P., Riley Investment Management, LLC., and Bryant R. Riley dated June 12, 2008
99.1	Press Release

5